Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Bob’s Discount Furniture, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 29, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl Lukach, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

BOB’S DISCOUNT FURNITURE, INC.

Date: May 7, 2026	By:	/s/ Carl Lukach
	Name:	Carl Lukach
	Title:	Executive Vice President, Chief Financial Officer & Treasurer